SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 13, 2002

                        SYNCOR INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                                                   85-0229124
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.)


              6464 Canoga Avenue, Woodland Hills, California 91367
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                (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including area code: (818)737-4000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.           OTHER EVENTS

         The text of a press release dated November 13, 2002, issued by Syncor International Corporation (the "Company"), is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

         99.1    Press Release issued by the Company, dated November 13, 2002.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYNCOR INTERNATIONAL CORPORATION


                                           By:   /s/ Robert G. Funari
                                                 -------------------------------
                                           Name:   Robert G. Funari
                                           Title:  President and Chief Executive
                                                     Officer

Dated:  November 13, 2002



                                                             Exhibit 99.1
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[GRAPHIC OMITTED]



                                                  NASDAQ: SCOR

FOR IMMEDIATE RELEASE

                                                  Contact:
                                                  Allan Mayer
                                                  Sitrick And Company
                                                  (310) 788-2850

                                                  William Powell
                                                  Syncor International Corp.
                                                  (818) 737-4702


                      SYNCOR EXPECTS TO FILE NOTIFICATION
                         OF DELAY IN FORM 10-Q FILING


WOODLAND HILLS, California, November 13, 2002 - Syncor International Corporation (Nasdaq: SCOR) today announced that it expects to file a Notification of Late Filing on Form 12b-25 in order to obtain an automatic five day extension to file its Form 10-Q for the quarter ended September 30, 2002. The delay is due to the fact that the Company and its auditors require additional time in order to confirm that the results of a previously announced investigation do not impact the Company's financial statements. As publicly announced by Syncor on November 6, 2002, a committee of outside directors, together with outside counsel, has been investigating the propriety of certain payments made by international subsidiaries of Syncor to customers in several foreign countries.

Syncor said that, although the Company and its independent accountants are working diligently to complete the Form 10-Q filing, until further work in the investigation is completed, there can be no assurance that Syncor will be able to file a third quarter 10-Q that complies with all applicable rules within the five day extension period.

Based on the results of the investigation to date, Syncor does not believe that the amount of the questionable payments are material to the financial results of the Company or will result in a material adjustment or restatement of the Company's historical financial statements. The Company said it must await the completion of further work in the investigation to be able to determine the full impact on its financials.


About Syncor

Syncor International Corporation is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

--------------------------
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor undertakes no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor International Corporation ("Syncor") in connection with the proposed merger, and their interests in the solicitation, is set forth in the definitive proxy statement/prospectus dated October 16, 2002 mailed by Syncor to Syncor shareholders on October 17, 2002 and filed with the SEC. Cardinal Health, Inc. ("Cardinal Health") has filed a registration statement on Form S-4 in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus because it contains important information about Cardinal Health, Syncor and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus at the SEC's web sit at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from Cardinal or Syncor. Cardinal and Syncor and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Syncor in favor of the transaction. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the proxy statement/prospectus mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal or Syncor. Investors should read the proxy statement/prospectus carefully before making any voting or investment decision.


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